UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported):  October 30, 2008
                                                    (April 10, 2008)

                        Devine Entertainment Corporation
             (Exact name of registrant as specified in its charter)

  Ontario, Canada                  000-51168                   Not Applicable
 (State or other                  (Commission                   (IRS Employer
  jurisdiction                    File Number)               Identification No.)
of incorporation)

     Suite 504, 2 Berkeley Street
       Toronto, Ontario, Canada                                   M5A 2W3
(Address of principal executive offices)                       (Postal Code)

                                 (416) 364-2282
               Registrant's telephone number, including area code

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Effective January 29, 2008, the independent public accountant for Devine Entertainment Corporation (the "Company") was acquired by Deloitte & Touche LLP ("Deloitte"). Following such acquisition, the Company and Deloitte undertook an intense review of previous financial disclosures. As a result, in April 2008, the Company restated its financial statements for the year ended December 31, 2006 to give effect to the correction of errors resulting from the incorrect accounting for certain transactions. As a result, the impact of corrections for prior years resulted in an increase in the deficit balance by $181,510 and an additional decrease in equity by $494,550, which was offset by a total increase in liabilities by $676,060.

The impact of the restatements for the year ended December 31, 2006 have resulted in a decrease in the deficit by $10,602 and a total reductions of $277,081 in shareholders' equity and total assets. In addition, the Company sustained a further loss of $34,402 for December 31, 2006.

The following table summarizes the effects of the changes for 2006.

                                                        Summary of Changes
                                                        ------------------

Balance Sheet
                                                      As                As
                                                   Reported          Restated
                                                   --------          --------
Assets                                           $ 12,934,759      $ 12,657,678
Liabilities                                         9,476,413        10,152,473

Capital Stock                                      12,330,949        12,268,006
Contributed Surplus                                 1,267,449           707,165
Warrants                                                 --             335,544
Preferred Shares                                      494,550              --
Deficit                                           (10,634,602)      (10,805,510)
Shareholders' Equity                                3,458,346         2,505,205

Liabilities and Shareholders' Equity               12,934,759        12,657,678


Statement of Operations
                                                      As                As
                                                   Reported          Restated
                                                   --------          --------
Revenue                                          $    423,959      $    423,959
Expenses                                            2,938,110         2,972,512
                                                 ------------      ------------
Net Loss                                            2,514,151         2,548,553

Item 9.01.  Financial Statements and Exhibits.

      (d)   Restated Financial Statements for the Year Ended December 31, 2006

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Devine Entertainment Corporation

Date: October 30, 2008

                                              By: /s/ Richard Mozer
                                                  ------------------------------
                                                  Name:  Richard Mozer
                                                  Title: Chief Financial Officer